Exhibit 99.1

Independent Accountant’s Report on Applying Agreed-Upon Procedures

Board of Directors and Management

Credito Real USA Finance, LLC

1475 West Cypress Creek Road

Fort Lauderdale, Florida 33309

And

Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, North Carolina 28202

We have performed the procedures enumerated below on certain records and transactions of Credito Real USA Finance, LLC (the Company) for the purpose of assisting the Company Wells Fargo Securities, LLC (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by Credito Real USA Auto Receivables Trust 2021-1 in accordance with the confidential Preliminary Offering Memorandum dated on or around April 19, 2021. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by Credito Real USA Auto Receivables Trust 2021-1 in accordance with the confidential Preliminary Offering Memorandum dated on or around April 19, 2021. The sufficiency of these procedures is solely the responsibility of the parties specified in this report.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by Credito Real USA Auto Receivables Trust 2021-1 in accordance with the confidential Preliminary Offering Memorandum dated on or around April 19, 2021. Additionally, Wells Fargo Securities, LLC has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all of the users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i)	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

(ii)	The fields in the Loan Data Files and signed Contract shall be herein referred to as “Specified Attributes.”

(iii)	The term “Contract” means automobile finance receivable contract.

(iv)	The term “Contract File” means any file containing the Contract and credit application; and the term “Obligor” means the borrower(s) stated on the respective Contracts.

(v)

The term “Title Document” means the certificate of title or application used as collateral for the Contract. It has been agreed to by the Specified Parties that the name on the Title Document will include abbreviated names for the Company, and this will not be considered an exception.

(vi)	The term “Payment History” means customer data extracted from the Company’s automobile finance receivable system

On March 11, 2021, the Specified Parties provided us with the Loan Data File as of the Statistical Calculation Date, February 28, 2021 (the “February Loan Data File”) containing 9,460 individual customer accounts (herein referred to as “Underlying Assets”) that are related to the issuance of automobile finance receivable-backed notes issued by Credito Real USA Auto Receivables Trust 2021-1. At the Specified Parties’ request, we selected a statistically random sample of 150 individual customer accounts from the Underlying Assets, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated February 8, 2021, on the statistically random sample of 150 individual customer accounts. From March 16, 2021 to March 25, 2021, we were provided with the source documents referenced in Exhibit A related to the respective 150 individual customer accounts.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A.

In comparing the above Specified Attributes, we applied the following tolerances as instructed by the Specified Parties:

•	APR: +/- 0.01%

•	Amount Financed: +/- $1.00

•

It has been agreed to by the Specified Parties that there will be abbreviated names and differences due to name variations or misspelled names for the comparison of the Name (Customer and Obligor), and that these will not be considered exceptions

We found all Specified Attributes to be in agreement to source documents, except for the 1 individual customer account described below where the Contract was not provided, for which we were unable to compare the Specified Attributes from the Loan Data File to the Contract where applicable.

With respect to Specified Attribute 9, the Specified Parties informed us that Obligors may have moved subsequent to Contract signing, and that such instances were deemed acceptable and will not be considered exceptions.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets except for those set forth in Exhibit A.

We also inspected the presence of, compared or verified the following on the sample of 150 Underlying Assets:

•	Signed credit application in an electronic or physical copy.

•	Signed Contract or electronic documentation in the case of Contracts using electronic Contracts.

•

Title Document in an electronic or physical copy and noted that the Company was listed as the Secured Party. In instances where the Contract date is fewer than 90 days from February 28, 2021, we inspected evidence of a title application.

We identified the following exception:

•	For 1 of the 150 individual customer accounts that were selected in the statistically random sample (0.67% of the sample), the Company did not provide a signed Contract or electronic Contract.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by Credito Real USA Auto Receivables Trust 2021-1 in accordance with the confidential Preliminary Offering Memorandum dated on or around April 19, 2021. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

April 8, 2021

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)

1	Name (Customer and Obligor)	Contract and Title Document

2	Amount Financed	Contract

3	Original Term	Contract

4	Monthly Payment	Contract

5	Annual percentage rate (APR)	Contract

6	Automobile manufacturer	Title Document

7	Automobile make	Title Document

8	Vehicle Identification Number (VIN)	Title Document

9	Obligor state	Contract

10	First payment date	Contract

11	Seller’s (dealer’s) state	Contract

12	Principal balance	Payment History